UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 01, 2023

Adicet Bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-38359	81-3305277
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Berkeley Street, 19th Floor
Boston, Massachusetts		02116
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (650) 503-9095

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ACET	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, on June 1, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Adicet Bio, Inc., a Delaware corporation (the “Company”), the stockholders of the Company approved an amendment and restatement of the Adicet Bio, Inc. Amended and Restated 2018 Stock Option and Incentive Plan (as amended and restated, the “2018 Plan”). Under the 2018 Plan, the remaining shares under the Company’s 2015 Stock Incentive Plan will become available for issuance under the 2018 Plan. The 2018 Plan is described in Proposal 2 in the Company’s definitive proxy statement on Schedule 14A (the “Proxy Statement”) for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 18, 2023.

The foregoing description of the 2018 Plan is qualified in its entirety by reference to the 2018 Plan, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on June 1, 2023. At the Annual Meeting, the Company’s stockholders considered and voted on the three proposals set forth below, each of which is described in greater detail in the Proxy Statement. The final voting results are set forth below.

Proposal 1 - Election of Class II Director Nominees

The stockholders of the Company elected Carl L. Gordon, Ph.D., Steve Dubin, and Jeffrey Chodakewitz, M.D. as Class II directors of the Company, for a three-year term ending at the annual meeting of stockholders to be held in 2026 and until their successors have been duly elected and qualified or until their earlier resignation or removal. The results of the stockholders’ vote with respect to the election of the Class II directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
Carl L. Gordon, Ph.D.	23,974,856	8,264,214	3,636,755
Steve Dubin	25,969,684	6,269,386	3,636,755
Jeffrey Chodakewitz, M.D.	30,419,543	1,819,527	3,636,755

Proposal 2 – Approval of Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan

The stockholders of the Company approved the 2018 Plan. The results of the stockholders’ vote with respect to the approval of the 2018 Plan were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,110,285	12,126,179	2,606	3,636,755

Proposal 3 – Ratification of Appointment of the Company’s Independent Registered Public Accounting Firm

The stockholders of the Company ratified the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The results of the stockholders’ vote with respect to such ratification were as follows:

Votes For	Votes Against	Abstain
35,860,385	12,396	3,044

No other matters were submitted to or voted on by the Company’s stockholders at the Annual Meeting.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No. Description

10.1* Adicet Bio, Inc. Second Amended and Restated 2018 Stock Option and Incentive Plan.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Indicates a management contract or any compensatory plan, contract or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADICET BIO, INC.

Date: June 2, 2023	By:	/s/ Nick Harvey
	Name:	Nick Harvey
	Title:	Chief Financial Officer